OLSTEIN STRATEGIC OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2020 (Unaudited)

COMMON STOCKS - 94.9%	Shares	Value
Airlines - 1.2%
JetBlue Airways Corporation (a)(b)	62,550	$708,691

Auto Components - 1.7%
Miller Industries, Inc.	33,523	1,024,798

Auto Manufacturers - 3.3%
Blue Bird Corporation (b)	160,014	1,945,770

Banks - 1.7%
First Hawaiian, Inc. (a)	71,000	1,027,370

Commercial Banks - 8.5%
Citizens Financial Group, Inc.	84,460	2,135,149
Home BancShares, Inc. (a)	87,000	1,318,920
Prosperity Bancshares, Inc. (a)	30,211	1,565,836
		5,019,905
Containers & Packaging - 2.9%
WestRock Company	49,000	1,702,260

Diversified Financial Services - 4.8%
Invesco Ltd. (a)(c)	248,800	2,838,808

Electrical Equipment - 2.6%
Generac Holdings, Inc. (b)	5,000	968,200
Littelfuse, Inc. (a)	3,150	558,621
		1,526,821
Electronic Components - 1.9%
Vishay Intertechnology, Inc. (a)	72,000	1,121,040

Electronics - 4.2%
Keysight Technologies, Inc. (b)	8,400	829,752
Sensata Technologies Holding PLC (b)(c)	39,000	1,682,460
		2,512,212
Health Care Equipment & Supplies - 3.6%
Zimmer Biomet Holdings, Inc.	15,750	2,144,205

Health Care Products - 3.4%
Integra LifeSciences Holdings Corporation (b)	43,000	2,030,460

Hotels & Leisure - 2.4%
SeaWorld Entertainment, Inc. (a)(b)	71,750	1,414,910

Household Durables - 6.0%
Central Garden & Pet Company - Class A (b)	38,000	1,373,320
Lifetime Brands, Inc.	117,000	1,105,650
Mohawk Industries, Inc. (b)	11,000	1,073,490
		3,552,460
Industrial Equipment Wholesale - 4.2%
WESCO International, Inc. (b)	56,300	2,478,326

Machinery - 10.5%
AGCO Corporation (a)	13,500	1,002,645
Federal Signal Corporation	29,000	848,250
Ingersoll Rand, Inc. (b)	29,950	1,066,220
Middleby Corporation (a)(b)	14,500	1,300,795
Shyft Group, Inc.	106,312	2,007,170
		6,225,080
Materials - 2.5%
Axalta Coating Systems Ltd. (b)(c)	65,987	1,462,932

Media - 3.8%
Discovery, Inc. - Class C (a)(b)	115,146	2,256,862

Office Electronics - 0.9%
Zebra Technologies Corporation - Class A (a)(b)	2,000	504,920

Oil & Gas - 1.3%
NOW, Inc. (b)	176,000	799,040

Pharmaceuticals - 2.5%
Prestige Consumer Healthcare, Inc. (a)(b)	41,000	1,493,220

Professional Services - 1.2%
Korn Ferry	25,000	725,000

Restaurants - 6.2%
Cracker Barrel Old Country Store, Inc.	10,000	1,146,600
Denny's Corporation (b)	120,478	1,204,780
Dine Brands Global, Inc. (a)	24,200	1,321,078
		3,672,458
Semiconductors & Semiconductor Equipment - 2.2%
Kulicke and Soffa Industries, Inc. (a)	58,350	1,307,040

Software - 0.9%
Intelligent Systems Corporation (a)(b)	13,500	526,230

Specialty Retail - 1.9%
Big Lots, Inc. (a)	25,000	1,115,000

Textiles, Apparel & Luxury Goods - 1.8%
Levi Strauss & Co. - Class A	7,000	93,800
Tapestry, Inc. (a)	63,800	997,194
		1,090,994
Transportation Equipment - 6.8%
Greenbrier Companies, Inc. (a)	66,395	1,952,013
Wabash National Corporation (a)	172,000	2,057,120
		4,009,133
TOTAL COMMON STOCKS (Cost $53,951,564)		56,235,945

SHORT-TERM INVESTMENT - 5.4%
Money Market Deposit Account - 5.4%
U.S. Bank N.A., 0.04% (d)
Total Money Market Deposit Account	3,192,874	3,192,874

TOTAL SHORT-TERM INVESTMENT (Cost $3,192,874)		3,192,874

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 33.8%
Investment Company - 33.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (e)
Total Investment Company	20,043,493	20,043,493

TOTAL INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $20,043,493)		20,043,493

TOTAL INVESTMENTS - 134.1%
(Cost $77,187,931)		79,472,312
LIABILITIES IN EXCESS OF OTHER ASSETS - (34.1)%		(20,204,764)
TOTAL NET ASSETS - 100.0%		$59,267,548

(a)	All or a portion of this security was out on loan at September 30, 2020. Total loaned securities had a value of $19,549,756 at September 30, 2020.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)	The investment will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2020.
(e)	The rate quoted is the annualized seven-day yield for the Fund at period end.
PLC- Public Limited Company

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of September 30, 2020:

	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$56,235,945	$-	$-	$56,235,945
Short-Term Investment	-	3,192,874	-	-	3,192,874
Investment Purchased with the Cash Proceeds From Securities Lending*	20,043,493		-	-	20,043,493
Total Investments in Securities	$20,043,493	$59,428,819	$-	$-	$79,472,312

*Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.
Refer to Schedule of Investments for further information on the classification of investments.